MERCER FUNDS

SUPPLEMENT

TO

THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JULY 31, 2024, AS SUPPLEMENTED

The date of this Supplement is January 29, 2025.

Liquidation of Mercer Global Low Volatility Equity Fund

Mercer Investments LLC has recommended, and the Board of Trustees (the “Board”) has approved, the liquidation of Mercer Global Low Volatility Equity Fund (the “Fund”). Accordingly, the Board has authorized the officers of the Fund to take all actions deemed necessary and appropriate to provide for the orderly liquidation of the Fund on March 3, 2025 (the “Liquidation Date”). Shareholders remaining invested in the Fund on the Liquidation Date will have their shares automatically redeemed and the proceeds will be distributed as directed. As a result of these developments, shares of the Fund are no longer being offered for sale.

Following the liquidation of the Fund, all references to the Fund are deleted in their entirety from the Prospectus and the Statement of Additional Information.